Subsequent Events	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Subsequent Events
26.	Subsequent events
On January 24, 2022 the Company announced the start of underground mine operations at Oyu Tolgoi, a renewed partnership with the Government of Mongolia and agreement with Rio Tinto on the Amended HOA, the latter providing a comprehensive funding arrangement to address the Company’s estimated funding requirements.
In conjunction with this announcement, the board of directors of Oyu Tolgoi LLC (“Oyu Tolgoi”) unanimously approved:

●	commencement of the undercut, namely commencement of blasting that will start the Oyu Tolgoi underground mine production;
●	the start of formal discussions with Senior Project Finance lenders in relation to the Amended HOA; and
●	signing of an Electricity Supply Agreement to provide Oyu Tolgoi with a long-term source of power from the Mongolian grid on terms fully agreed with the Government of Mongolia.

(a)	Commencement of undercutting
Following the announcements on January 24, 2022, Oyu Tolgoi started operations at the Oyu Tolgoi underground mine on January 25, 2022 with the commencement of blasting to begin caving operations and the start of Oyu Tolgoi underground mine production. With the successful completion of this milestone, the Company continues to expect that the underground mine will achieve sustainable production for Panel 0 in the first half of 2023.
Oyu Tolgoi has notified the senior project finance lenders that the commencement of undercutting the underground mine may constitute an event of default under the Common Terms Agreement as a material amendment to the Mine Plan that existed at the time project finance was secured and could indirectly result in Oyu Tolgoi’s inability to meet the original project completion longstop date specified in the project finance agreements. This potential event of default does not impact the existing repayment schedule for project finance debt but would allow the project finance lenders to restrict further drawdown of any funds that are still available – see Note 15 (a). Oyu Tolgoi has sent a waiver request in relation to this potential event of default to Sumitomo Mitsui Banking Corporation in their capacity as Intercreditor Agent.
(b)	Agreement with Rio Tinto on an Amended and Restated Heads of Agreement
Turquoise Hill and Rio Tinto entered into an Amended HOA on January 24, 2022, replacing the prior Heads of Agreement dated April 9, 2021. This Amended HOA is binding and delineates a comprehensive funding arrangement to address the Company’s estimated incremental funding requirements.
Key elements of the Amended HOA include:

●	pursuing the rescheduling of principal repayments of existing debt (“Re-profiling”) to potentially reduce the base case funding requirement by up to $1.7 billion;
●	seeking to raise up to $500 million of senior supplemental debt (“SSD”);
●	Rio Tinto committing to provide a co-lending facility, incremental to the Re-profiling and the SSD, of up to $750 million to be made available once sustainable production has been achieved;
●
Rio Tinto committing to provide a short-term secured advance directly to the Company by way of one or more secured advances up to a maximum of $300 million, which would be available during the debt funding restriction period
i
dentified
in Resolution 103 and would be indirectly repaid out of the proceeds of the
$750
million co-lending facility;
and

●	the Company agreeing to conduct an equity offering in a form of its choosing of at least $650 million (including a Rio Tinto pro rata participation) by no later than August 31, 2022.
●
In the event that additional funding was required, the Amended HOA provides that, if necessary, Turquoise Hill could be required to
raise up to a total of
$1.5 billion (less the amount raised in the initial equity offering) via equity in a form of its choosing.

(c)	Electricity Supply Agreement
On January 26, 2022, Oyu Tolgoi entered into an Electricity Supply Agreement (ESA) with, amongst others, Southern Region Electricity Distribution Network (SOJSC) to provide Oyu Tolgoi with power from the Mongolian grid. Power will be delivered pursuant to the ESA once certain technical conditions are satisfied.
The ESA has a term of 20 years from the date on which supply commences and provides a pathway to meeting Oyu Tolgoi’s long-term power requirements from domestic power sources.
While the Mongolian grid undergoes an upgrade to be in a position to provide stable and reliable power to the Oyu Tolgoi mine, Oyu Tolgoi will continue to import its power from Inner Mongolia, China. An agreement in-principle has been reached between the National Power Transmission Grid (NPTG) and the Inner Mongolia Power International Cooperation Company (IMPIC) for a three-year fixed term extension to 2026, potentially followed by an extension to up to 2030, if required (the current agreement expires in July 2023). The outstanding commercial terms are in the process of being finali
z
ed.

(d)	Key terms agreed with the Government of Mongolia
As part of the agreements with the Government of Mongolia, Turquoise Hill waived in full the US$2,363 million non-recourse
loan to Erdenes. The loan comprised the amount of equity invested (US$1,399 million) in Oyu Tolgoi by the Company on behalf of Erdenes to date, plus US$964 million of accrued interest as at January 25, 2022, the date that the waiver was formally granted to and acknowledged by Erdenes.
Turquoise Hill’s funding of common share investments in Oyu Tolgoi on behalf of Erdenes took the form of non-recourse
loans with interest; Erdenes’ obligation to repay would only have been triggered upon declaration of dividends from Oyu Tolgoi or upon certain events (such as a sale of the shares by Erdenes) at Erdenes’ sole discretion.

Further, the parties have also agreed to improve cooperation with EOT in monitoring the OT underground development and enhancing ESG matters.

(e)	Suspension of tax arbitration
As announced by the Company on January 17, 2022, the arbitral tribunal issued a ruling deciding that Turquoise Hill would not be added as a party to the arbitration. On February 11, 2022, the arbitral tribunal issued a Partial Award confirming its earlier ruling that Turquoise Hill not be added as a party to the tax arbitration. On the same day, at the request of the parties to the tax arbitration, the arbitral tribunal issued an order suspending the tax arbitration for six months or until 21 days from when the tribunal receives notice from Oyu Tolgoi LLC or the Government of Mongolia to terminate the suspension.